Velocity Commercial Capital Loan Trust 2021-4 ABS-15G

Exhibit 99.01

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on small balance commercial mortgage loans. The review was conducted on behalf of Velocity Commercial Capital, LLC (“Client” or “VCC”) between October 2021 and November 2021 via files imaged and provided by Client (the “Review”).

(2) Sample size of the assets reviewed.

The Client requested that AMC perform a review, based upon the Guideline Review and Non-Owner Occupancy (“NOO”) review scopes detailed in Section 5, on a total of five hundred sixteen (516) unique mortgage loans (the “Review”). None of the 516 mortgage loan was excluded from the final securitization population.

The Review totals, for mortgage loans within the final securitization population, were as follows:

	Property Type	Review Population	Pool	%
Review			Population	Population
Guideline Review	Small Bal CRE	118	194	60.82%
(including Data Integrity)	Investor 1-4 Fam*	197	322	61.18%
Total Guideline Review		315	516	61.05%
*All investor 1-4 Fam in the Guideline Review were also review for Non-Owner Occupancy (“NOO”)
	Property Type	Review Population	Pool	%
Review			Population	Population
Non-Owner Occupancy (“NOO”)	Investor 1-4 Fam (not included in Guideline Review)	125	322	38.82%
Total NOO Review		125	322	38.82%

In addition to the Guideline and NOO Review, AMC performed a Servicing and Title Review as detailed further in Section 8.

	Property Type	Review Population	Pool	%
Review			Population	Population
Servicing and Title Review	Small Bal CRE >=	159	161	98.76%
	6 months
	Investor 1-4 Fam >=	174	174	100.00%
	6 months
Total Servicing Review		333	335	99.40%

(3) Determination of the sample size and computation.

DBRS, Inc. (“DBRS”) and Kroll Bond Rating Agency, Inc. (“Kroll”) who are NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class. The sample sizes utilized were communicated by the Client to AMC. AMC did not choose the size of the samples, but AMC did select loans for inclusion in a sample once a number of loans to be reviewed had been determined. DBRS and Kroll are aware of the sample size covered during the Review.

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(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review), involved forty-two (42) potential fields for all three hundred twenty-two (322) loans in the population. The data fields are listed below.

Field	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	0	322	0.00%	322
Amortization Term	0	322	0.00%	322
Amortization Type	0	322	0.00%	322
Appraised Value	0	322	0.00%	322
Borrower Full Name	0	322	0.00%	322
City	0	322	0.00%	322
Contract Sales Price	0	322	0.00%	322
DCR UW VCC	0	322	0.00%	322
First Interest Rate Change Date	0	322	0.00%	322
First Payment Change Date	0	322	0.00%	322
Index Type	0	322	0.00%	322
Interest Only	0	322	0.00%	322
Interest Rate Change Frequency	0	322	0.00%	322
Interest Rate Initial Cap	0	322	0.00%	322
Interest Rate Initial Maximum	0	322	0.00%	322
Interest Rate Initial Minimum	0	322	0.00%	322
Interest Rate Life Cap	0	322	0.00%	322
Interest Rate Life Max	0	322	0.00%	322
Interest Rate Life Min	0	322	0.00%	322
Interest Rate Periodic Cap	0	322	0.00%	322
Investment Property Type	0	322	0.00%	322
Lien Position	0	322	0.00%	322
LTV Valuation Value	0	322	0.00%	322
Margin	0	322	0.00%	322
Maturity Date	0	322	0.00%	322
Mod	0	322	0.00%	322
Next Interest Rate Change Date	0	322	0.00%	322
Note Date	0	322	0.00%	322
Occupancy	0	322	0.00%	322
Original Interest Rate	0	322	0.00%	322
Original Loan Amount	0	322	0.00%	322
Original LTV	0	322	0.00%	322
Original P&I	0	322	0.00%	322
Original Term	0	322	0.00%	322

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Prepayment Penalty Period (months)	0	322	0.00%	322
Prepayment Terms	0	322	0.00%	322
Purpose	0	322	0.00%	322
Refi Purpose	0	322	0.00%	322
Representative FICO	0	322	0.00%	322
State	0	322	0.00%	322
Street	0	322	0.00%	322
Zip	0	322	0.00%	322
Total	0	13,524	0.00%	13,524

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

The Review covered the: (i) Guideline Review, (ii) Non-Owner Occupancy Review, and (iii) Servicing Review. As a subset of the Guideline Review, AMC conducted a Valuation Review and Data Integrity Review. The details of each scope of review are covered below for the Guideline Review and the Non-Owner Occupancy Review, Section 6 for the Valuation Review and Section 8 for the Servicing and Data Integrity Review.

Guideline Review

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
VCC Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

Each loan was reviewed for adherence to the most recent VCC Master Credit Policy (“MCP”) revision that is dated prior to the loan approval date as indicated on the Final Loan Approval Worksheet for the loan being reviewed.

For this review, the procedures included:

■	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the MCP, and agreement with other Loan Approval documentation.
■	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the MCP.
■	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to MCP requirements.

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■	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to VCC MCP requirements, and consistency with the Final Loan Approval worksheet.
■	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to MCP requirements.
■	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOI cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
■	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
■	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to MCP requirements.
■	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to MCP requirements.
■	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
■	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
■	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
■	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
■	Documenting any non-approved MCP exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

Non-Owner Occupancy Review

Documents reviewed include the following items (* = where applicable):

Note	Final Form 1003 / Loan Application(s)
Guaranty Agreement(s)*	Appraisal Report
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)*	Certification(s) of Non-Owner Occupancy and Indemnity*

For this review, the procedures included:

■	Reviewing the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, Corporation, Partnership~~)~~ or an Individual(s).
■	Reviewing appraisal reports to determine if the property type is consistent with the underwritten property type, and evaluating the reports for evidence/indication of either owner or tenant occupancy.
■	For loans made to Individual borrowers, reviewing the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, affirmation that the LOI/LOI cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the borrower(s)/guarantor(s). For loans made to Business Entity borrowers, the LOI/LOE is not a required document and loan file will not be cited if missing.
■	Reviewing the Final Form 1003/Loan application to ensure that the subject property listed is consistent with the subject property for the loan, and that the listed residence for the Individual(s) is an address other than the subject property.
■	For loans made to Individual borrowers, reviewing the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including a verification that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.
■	For loans made to Individual borrowers, verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including whether individual certifications or one certificate containing all required signatures is present. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.

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■	Confirming that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
■	Documenting any exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

(6) Value of collateral securing the assets: review and methodology.

At the direction of the Client, AMC conducted a valuation review utilizing various values and methodologies as further detailed in Item 5 below. In total, for the entire original population, Client ordered secondary valuation products on one hundred ninety-seven (197) mortgage loans. Once these valuations were received, AMC compared these values versus the origination appraisal. If a variance between the origination appraisal / LTV value and the secondary valuation was greater than 10%, an adverse event level was placed on the loan.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC did not review residential mortgage compliance on any loans within the securitization.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

In addition to the procedures under Section 5 and 6 above, AMC conducted the following supplemental reviews:

Data Integrity Review

For the loans in the Guideline Review population and Non-Owner Occupancy Review population, data points were reviewed between the data tape and the data collected by AMC.

VCC Previously Securitized Loans

AMC reviewed and additional three hundred thirty-three (333) seasoned loans for these three scopes:

Servicing Review (333 loans)

AMC performed up to 12-month review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Payment History Review (333 loans)

AMC performed up to 12-month review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a 12 month look back for each mortgage loan within the payment history population.

Title Review (333 loans)

SitusAMC was engaged to perform diligence on multiple pools of mortgage loans between October 2021 and November 2021. Property reports and images of recorded documents were provided by a title abstracting service provider selected by the engaging party (“Property Reports”). Meridian gathered, analyzed, and reviewed the Property Reports to assess any title, vesting, or lien issues and provided the engaging party a detailed report of all relevant findings.

The scope of the diligence included the following:

A.	Chain of Title Review: The deed chain was reviewed to identify:
a.	Any mortgages which were not executed by all parties on title at the time of origination/recordation to identify any potential concerns related to mortgage enforceability or lien perfection.
b.	Any properties which were no longer owned at least in part by the subject mortgage borrower were reviewed to identify potential concerns related to or arising from the current ownership status.

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B.	First Lien Position Review: Lien and subject mortgage information was reviewed to identify:
a.	Any mortgages recorded prior to the subject mortgage. (“Prior Mortgages”)
b.	Any other liens or judgments recorded prior to the subject mortgage. (“Prior Liens”)
c.	Any junior liens recorded after the subject mortgage which have the potential to assert some form of lien priority over the subject mortgage such as:
i.	Municipal liens (“Municipal Liens”)
ii.	Property tax liens/security agreements (“Property Tax Liens”)
iii.	Federal/DOJ/IRS Tax liens (“Federal Tax Liens”)
iv.	HOA liens (including the identification of HOA super lien states) (“Super Position HOA Liens”)

C.	Prior Mortgage & Lien Validity Review: For those items identified in B(a) and B(b), an additional level of review was completed to determine if the item in question was then currently attached and/or enforceable against the subject property as a priority lien, such as:
a.	Regional statutes/case law related to lien/mortgage enforcement
b.	Debtor Identity Verification (i.e. Commonality of Name)
c.	Attachment protections like Tenancy by the Entireties, Instantaneous Seisin, etc.
d.	Recorded Satisfactions, Releases, Reconveyances, Cancellations, Subordination Agreements, etc. (whether shown on the Property Report or independently located via online public records)

D.	Title Policy Coverage Review: For those items identified in Section B(a) and B(b) above which were not resolved in Section C above and for those items identified in Section A(a) above, Meridian reviewed the Lender’s Title Policy (“Title Policy”), when available, to determine whether Meridian believed that damages resulting from the item in question could be indemnified by the title insurer under the apparent terms and conditions of the Title Policy. The findings of this review are limited to the identification of coverage exceptions which are explicitly itemized in the Title Policy and should not be construed as the equivalent to the Insurers determination of coverage.

E.	Miscellaneous Item Review: In instances where a miscellaneous item or exception is identified in the course of the itemized scope that is not otherwise categorized above (“Miscellaneous Items”), that item is reviewed to confirm whether or not it is believed to be a concern with respect to the enforceability of the subject mortgage or of material interest to the engaging party.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, and other third parties upon which SitusAMC is relying in reaching such results. Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities

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administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS AND CONCLUSIONS OF REVIEW

AMC’s reviews resulted in fifteen (15) total open EV3 level exceptions.

There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by AMC.

CREDIT REVIEW RESULTS

Guideline Review Credit Results:

All three hundred fifteen (315) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 13.33% of the mortgage loans by number have a Credit grade of “A.” The “B” grades correspond to two hundred seventy-three (273) mortgage loans where the lender issued a guideline exception/waiver. There is a total of five hundred ninety-one (591) waived exceptions affecting those 273 mortgage loans. Some mortgage loans received multiple waivers.

Guideline Review Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	42	13.33%
B	273	86.67%
C	0	0.00%
D	0	0.00%
Total	315	100.00%

Non-Owner Occupancy Review Credit Results:

All one hundred twenty-five (125) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 88.00% of the mortgage loans by number have a Credit grade of “A.” The “B” grades correspond to fifteen (15) mortgage loans where the lender issued a guideline exception/waiver. There is a total of sixteen (16) waived exceptions affecting those 15 mortgage loans. No mortgage loans received multiple waivers.

Non-Owner Occupancy Credit Loan Grades

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Final Loan Grade	# of Loans	% of Loans
A	110	88.00%
B	15	12.00%
C	0	0.00%
D	0	0.00%
Total	125	100.00%

VALUATION REVIEW RESULTS

The valuation review was bi-furcated based upon the underlying property bucket (residential or commercial). All commercial mortgage loans received an “A” NRSRO valuation grade and per the scope of the review, no secondary valuation product was separately ordered by AMC during the review. The Client ordered a secondary valuation product on one hundred ninety-seven (197) residential mortgage loans. Fifteen (15) mortgage loans had a value more than 10% below Origination Value or a secondary valuation was not received. Two hundred ninety-nine (299) of the mortgage loans received a Property grade “A”, one (1) received a Property grade “B”, and fifteen (15) received a Property grade “D”. Secondary valuation products not received by 11/29/2021 were cancelled.

Guideline Review Valuation Results:

Two hundred ninety-nine (299) of the mortgage loans received a Property grade “A”. The “D” grade corresponds to fifteen (15) mortgage loans where the secondary value more than 10% below Origination Value or a secondary valuation was not received.

Guideline Review Valuation Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	299	94.92%
B	1	0.32%
C	0	0.00%
D	15	4.76%
Total	315	100.00%

OVERALL RESULTS SUMMARY

Guideline Review Overall Results:

After giving consideration to the grading implications of the Credit and Property/Valuation sections above, three hundred (300) mortgage loans reviewed by AMC in the Full Guideline Review scope have an Overall grade of “B” or higher and 12.70% of the mortgage loans by number have an Overall grade of “A.”

The table below summarizes the Overall grade based on the Credit and Property Valuation sections above:

Guideline Review Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	40	12.70%
B	260	82.54%
C	0	0.00%
D	15	4.76%
Total	315	100.00%

Non-Owner Occupancy Review Overall Results:

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After giving consideration to the grading implications of the Credit and Property/Valuation sections above, all one hundred twenty-five (125) mortgage loans reviewed by AMC in the Non-Owner Occupancy Review scope have an Overall grade of “B” or higher and 88.00% of the mortgage loans by number have an Overall grade of “A.”

Non-Owner Occupancy Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	110	88.00%
B	15	12.00%
C	0	0.00%
D	0	0.00%
Total	125	100.00%

PAYMENT HISTORY REVIEW SUMMARY

AMC conducted a Payment History Review on three hundred thirty-three (333) mortgage loans. Of such mortgage loans, two hundred fifty-four 254 mortgage loans had no delinquencies during the lookback period and no missing pay history data and 79 mortgage loans that showed evidence of one or more delinquencies during the lookback period and no missing pay history.

Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	254	76.28%
Delinquency, No Missing Data	79	23.72%
No Delinquency, At Least One Month Missing	0	0.00%
Delinquency, At Least One Month Missing	0	0.00%
Total	333	100.00%

Lookback Period	Loan Count	% of Loans
Twelve (12) Months	333	100.00%
Total	333	100.00%

SERVICING REVIEW SUMMARY

AMC conducted a Servicing Review on three hundred thirty-three (333) mortgage loans. The collection comment portion of the review contained EV1 grades for two hundred sixty-seven (267) mortgage loans, EV2 grades for sixty (60) mortgage loans, and EV3 grades for six (6) mortgage loans.

Servicing Review Grade	Loan Count	% of Loans
1	267	80.18%
2	60	18.02%
3	6	1.80%
Total	333	100.00%

AMC TITLE REVIEW SUMMARY (333 Mortgage Loans)

As part of the due diligence services, the Client provided SitusAMC with identifying data on 336 properties. Based on the scope of review set forth herein, the critical findings are summarized as follows:

●	Except with respect to 6 Super Position HOA Liens across 3 properties, no unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.
●	Except with respect to 94 Municipal Liens across 38 properties, no unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.

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●	Except with respect to 8 Property Tax Liens across 1 property, no unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.
●	Except with respect to 22 Prior Liens across 19 properties which were recorded prior to the subject mortgage, all Prior Liens identified in our review have been resolved. With respect to the 22 Prior Liens across 19 properties, 18 of the properties contain a Title Policy on which there are no stated Title Policy exceptions which explicitly preclude coverage and 1 of the mortgage files contained insufficient title evidence to mitigate the issues.
●	Except with respect to 29 Prior Mortgages across 24 properties which were recorded prior to the subject mortgage, all Prior Mortgages identified in our review have been resolved. With respect to the 29 Prior Mortgages across 24 properties, 21 of the properties contain a Title Policy on which there are no stated Title Policy exceptions which explicitly preclude coverage and 3 of the properties contained insufficient title evidence to mitigate the issues.
●	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY*

ALL ITEMS ARE RELEVANT FOR THE THREE HUNDRED FIFTEEN (315) LOANS IN THE GUIDELINE REVIEW THAT ARE PART OF THE SECURITIZATION POPULATION.

*Percentages may not sum to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	315	100.00%	$141,383,511.00	100.00%
Total	315	100.00%	$141,383,511.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	315	100.00%	$141,383,511.00	100.00%
Total	315	100.00%	$141,383,511.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
121-180 Months	4	1.27%	$1,285,000.00	0.91%
241-360 Months	311	98.73%	$140,098,511.00	99.09%
Total	315	100.00%	$141,383,511.00	100.00%

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